UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2017 (April 7, 2017)

PORTER HOLDING INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-196336	42-1777496
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Guowei Industrial Building #125, Guowei Road, Liantang, Luohu

Shenzhen, Guangdong, China, 518004

(Address of principal executive offices)

86-755-22230580

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On April 7, 2017, Porter Holding International, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) with the Securities and Exchange Commission (“SEC”), announcing the completion of a business combination between the Company and Porter Group Limited, a Republic of Seychelles company (“PGL”), in accordance with the terms of a Share Purchase Agreement, dated as of December 16, 2016, by and among the Company, PGL, the shareholders of PGL.  As a result of the transaction, PGL became the Company’s wholly-owned subsidiary and the shareholders of PGL became the holders of approximately 98.4% of the Company’s issued and outstanding capital stock on a fully-diluted basis (the “Transaction”).

The Company is filing this Amendment No. 1 to the Current Report on Form 8-K (the “Form 8-K/A”) to amend the Original Filing in order to prevent a lapse in reporting by providing the information required for PGL, the accounting acquirer, including its unaudited consolidated financial statements for the three months ended March 31, 2017, as set forth in Section 12240.4 of the SEC’s Division of Corporate Finance Financial Reporting Manual, which covers situations involving reverse acquisitions where the registrant elects to adopt the fiscal year of the accounting acquirer and to provide the pro forma information required in connection with the Transaction.  Accordingly, the Company is filing herewith as Exhibit 99.2 the information that would be included in a Quarterly Report on Form 10-Q for the period ended March 31, 2017, if PGL were to file such form, and Exhibit 99.3 containing the pro forma information.

Except as described above, no other changes have been made to the Original Filing and this Form 8-K/A does not modify or update any other information in the Original Filing. Information not affected by the changes described above is unchanged and reflects the disclosures made at the time of the Original Filing.  Accordingly, this Form 8-K/A should be read in conjunction with the Company’s filings made with the SEC subsequent to the date of the Original Filing.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired

Included in Exhibit 99.2 filed herewith are the unaudited consolidated financial statements of PGL for the three months ended March 31, 2017, which are incorporated herein by reference.  The Original Filing included the audited consolidated financial statements of PGL for the years ended December 31, 2016 and 2015.

(b) Pro Forma Financial Information

The unaudited pro forma combined financial information of the Company, including the unaudited pro forma condensed balance sheet as of March 31, 2017, the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2017 and the notes related thereto are filed as Exhibit 99.3 and are incorporated herein by reference.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

2.1

Share Purchase Agreement, dated December 16, 2016, among the Company, Porter Group Limited and the shareholders of Porter Group Limited (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 19, 2016)

3.1	Amended and Restated Articles of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q filed on January 1, 2017)

3.2	Bylaws of the Company (incorporated by reference to Exhibit 3.2 to the Company’s Registration Statement on Form S-1 filed on May 28, 2014)

10.1	Commission Management and Consulting Services Agreement, by and between Qianhai Porter and Portercity, dated December 15, 2016. (1)

10.2	Exclusive Right and Option to Purchase Agreement, by and between Qianhai Porter and Portercity, dated December 15, 2016. (1)

10.3	Shareholders’ Voting Rights Proxy Agreement, by and between Qianhai Porter and Portercity, dated December 15, 2016. (1)

10.4	Equity Interest Pledge Agreement, by and between Qianhai Porter and Portercity, dated December 15, 2016. (1)

10.5	Form of Labor Contract (1)

10.6	Form of Shenzhen Housing Rental Contract (1)

14.1	Code of Ethics of the Company (1)

21.1	Subsidiaries of the Company (1)

99.1

Business Valuation Report of The Business Enterprise of Shenzhen Portercity Investment Management Co. Ltd., prepared by Royal Chartered Valuation Surveyors of Asia Asset Limited, dated as of March 31, 2017. (1)

99.2	Form 10-Q Disclosure of Porter Group Limited for the period ended March 31, 2017

99.3	Unaudited Pro Forma Condensed Combined Financial Statements

(1)                                 Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on April 7, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2017	PORTER HOLDING INTERNATIONAL, INC.

/s/ Zonghua Chen
Name: Zonghua Chen
Title: Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

2.1

Share Purchase Agreement, dated December 16, 2016, among the Company, Porter Group Limited and the shareholders of Porter Group Limited (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 19, 2016)

3.1	Amended and Restated Articles of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q filed on January 1, 2017)

3.2	Bylaws of the Company (incorporated by reference to Exhibit 3.2 to the Company’s Registration Statement on Form S-1 filed on May 28, 2014)

10.1	Commission Management and Consulting Services Agreement, by and between Qianhai Porter and Portercity, dated December 15, 2016. (1)

10.2	Exclusive Right and Option to Purchase Agreement, by and between Qianhai Porter and Portercity, dated December 15, 2016. (1)

10.3	Shareholders’ Voting Rights Proxy Agreement, by and between Qianhai Porter and Portercity, dated December 15, 2016. (1)

10.4	Equity Interest Pledge Agreement, by and between Qianhai Porter and Portercity, dated December 15, 2016. (1)

10.5	Form of Labor Contract (1)

10.6	Form of Shenzhen Housing Rental Contract (1)

14.1	Code of Ethics of the Company (1)

21.1	Subsidiaries of the Company (1)

99.1

Business Valuation Report of The Business Enterprise of Shenzhen Portercity Investment Management Co. Ltd., prepared by Royal Chartered Valuation Surveyors of Asia Asset Limited, dated as of March 31, 2017. (1)

99.2	Form 10-Q Disclosure of Porter Group Limited for the period ended March 31, 2017

99.3	Unaudited Pro Forma Condensed Combined Financial Statements

(1)                                 Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on April 7, 2017